                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: CarMax Auto Owner Trust 2011-3 A3   Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/02/2011       None                                       YES

2.  Trade Date                                            11/02/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                               99.99609 USD      None                                       YES

4.  Price Paid per Unit                                  99.99609 USD      Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.23%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                        1,551,939 USD      None                                       YES

9.  Total Size of Offering                             197,984,517 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          24,974,023 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Amgen Inc.                          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/07/2011       None                                       YES

2.  Trade Date                                            11/07/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.168 USD       None                                       YES

4.  Price Paid per Unit                                   99.168 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                        1,066,056 USD      None                                       YES

9.  Total Size of Offering                            2,231,280,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          22,838,390 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       MORGAN STANLEY AND   Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               COMPANY         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Amgen Inc.                          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/07/2011       None                                       YES

2.  Trade Date                                            11/07/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.72 USD        None                                       YES

4.  Price Paid per Unit                                   99.72 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         433,782 USD       None                                       YES

9.  Total Size of Offering                            1,745,100,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          13,960,800 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)          BOFA MERRILL LYNCH   affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: UnitedHealth Group Inc              Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        11/07/2011        None                                       YES

2.  Trade Date                                           11/07/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.453 USD        None                                       YES

4.  Price Paid per Unit                                  99.453 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                       FIRM           Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         409,746 USD       None                                       YES

9.  Total Size of Offering                             497,265,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          11,350,571 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       GOLDMAN SACHS AND    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               COMPANY         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Simon Property Group LP             Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/10/2011       None                                       YES

2.  Trade Date                                            11/10/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.689 USD       None                                       YES

4.  Price Paid per Unit                                   99.689 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         402,744 USD       None                                       YES

9.  Total Size of Offering                             697,823,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          20,720,359 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased        CITIGROUP GLOBAL    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               MARKETS         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: NiSource Finance Corp.              Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/14/2011       None                                       YES

2.  Trade Date                                            11/14/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.783 USD       None                                       YES

4.  Price Paid per Unit                                   99.783 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                        1,116,572 USD      None                                       YES

9.  Total Size of Offering                             249,457,500 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         23,914,992 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased        CITIGROUP GLOBAL    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               MARKETS         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Statoil ASA                         Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/16/2011       None                                       YES

2.  Trade Date                                            11/16/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                100.00 USD       None                                       YES

4.  Price Paid per Unit                                   100.00 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                      .88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         236,000 USD       None                                       YES

9.  Total Size of Offering                             350,000,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          3,429,000 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased         DEUTSCHE BANK      Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              SECURITIES       affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Statoil ASA                         Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/16/2011       None                                       YES

2.  Trade Date                                            11/16/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.83 USD        None                                       YES

4.  Price Paid per Unit                                   99.83 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         312,468 USD       None                                       YES

9.  Total Size of Offering                             748,725,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          4,692,010 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)          BOFA MERRILL LYNCH   affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Lowe's Companies Inc.               Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/16/2011       None                                       YES

2.  Trade Date                                            11/16/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.94 USD        None                                       YES

4.  Price Paid per Unit                                   99.94 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         188,887 USD       None                                       YES

9.  Total Size of Offering                             499,700,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          10,801,515 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)          BOFA MERRILL LYNCH   affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Lowe's Companies Inc.               Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/16/2011       None                                       YES

2.  Trade Date                                            11/16/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.927 USD       None                                       YES

4.  Price Paid per Unit                                   99.927 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         267,804 USD       None                                       YES

9.  Total Size of Offering                             499,635,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          3,597,372 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)          BOFA MERILL LYNCH    affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: BHP Billiton Finance (USA) Limited  Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/16/2011       None                                       YES

2.  Trade Date                                            11/16/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.097 USD       None                                       YES

4.  Price Paid per Unit                                   99.097 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         663,950 USD       None                                       YES

9.  Total Size of Offering                            1,238,712,500 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          15,473,997 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Johnson Controls Inc.               Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/29/2011       None                                       YES

2.  Trade Date                                            11/29/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.316 USD       None                                       YES

4.  Price Paid per Unit                                   99.316 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.65%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         567,094 USD       None                                       YES

9.  Total Size of Offering                             446,922,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          9,050,667 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Johnson Controls Inc.               Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/29/2011       None                                       YES

2.  Trade Date                                            11/29/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.925 USD       None                                       YES

4.  Price Paid per Unit                                   99.925 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         969,273 USD       None                                       YES

9.  Total Size of Offering                             249,812,500 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         11,591,300 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased        CITIGROUP GLOBAL    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               MARKETS         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Transocean Inc.                     Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/30/2011       None                                       YES

2.  Trade Date                                            11/30/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.996 USD       None                                       YES

4.  Price Paid per Unit                                   99.996 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         123,995 USD       None                                       YES

9.  Total Size of Offering                             299,988,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          12,428,503 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased         CREDIT SUISSE      Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              SECURITIES       affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Transocean Inc                      Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/30/2011       None                                       YES

2.  Trade Date                                            11/30/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.946 USD       None                                       YES

4.  Price Paid per Unit                                   99.946 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.65%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         160,913 USD       None                                       YES

9.  Total Size of Offering                            1,199,352,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          18,794,845 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Wells Fargo & Company               Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         12/05/2011       None                                       YES

2.  Trade Date                                            12/05/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.744 USD       None                                       YES

4.  Price Paid per Unit                                   99.744 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.35%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         992,453 USD       None                                       YES

9.  Total Size of Offering                            1,496,160,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          20,035,577 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)         WELLS FARGO ADVISORS  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Duke Energy Carolinas               Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         12/05/2011       None                                       YES

2.  Trade Date                                            12/05/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.831 USD       None                                       YES

4.  Price Paid per Unit                                   99.831 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                          MORE THAN 3      Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         263,554 USD       None                                       YES

9.  Total Size of Offering                             648,901,500 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          7,829,745 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Hewlett Packard Company             Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         12/06/2011       None                                       YES

2.  Trade Date                                            12/06/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.707 USD       None                                       YES

4.  Price Paid per Unit                                   99.707 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                          MORE THAN 3      Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         867,451 USD       None                                       YES

9.  Total Size of Offering                            1,495,605,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          9,347,531 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       MORGAN STANLEY AND   Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               COMPANY         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Multi-Managed Balanced   Security Description: Common Stocks

Issuer: Delphi Automotive PLC               Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         11/17/2011       None                                       YES

2.  Trade Date                                            11/17/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                22.00 USD        None                                       YES

4.  Price Paid per Unit                                   22.00 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     $1.38          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          92,400 USD       None                                       YES

9.  Total Size of Offering                             529,734,194 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          1,799,600 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        GOLDMAN SACHS AND CO   affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Long/Short Strategy      Security Description: Common Stocks

Issuer: Zynga Inc.                          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         12/15/2011       None                                       YES

2.  Trade Date                                            12/15/2011       Must be the same as #1                     YES

3.  Unit Price of Offering                                10.00 USD        None                                       YES

4.  Price Paid per Unit                                   10.00 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     $0.33          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          94,000 USD       None                                       YES

9.  Total Size of Offering                            1,000,000,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          40,392,000 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       MORGAN STANLEY AND   Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               COMPANY         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: General Electric Capital            Offering Type: US Registered
        Corporation

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         01/04/2012       None                                       YES

2.  Trade Date                                            01/04/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                                102.13 USD       None                                       YES

4.  Price Paid per Unit                                   102.13 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.43%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                        1,327,690 USD      None                                       YES

9.  Total Size of Offering                            1,021,300,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          22,723,925 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased        CITIGROUP GLOBAL    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               MARKETS         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Bank of Nova Scotia                 Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         01/05/2012       None                                       YES

2.  Trade Date                                            01/05/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.80 USD        None                                       YES

4.  Price Paid per Unit                                   99.80 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.35%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         853,290 USD       None                                       YES

9.  Total Size of Offering                            1,247,500,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         15,469,000 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: SABMiller Holdings Inc              Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         01/10/2012       None                                       YES

2.  Trade Date                                            01/10/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.522 USD       None                                       YES

4.  Price Paid per Unit                                   99.522 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         199,044 USD       None                                       YES

9.  Total Size of Offering                            2,488,050,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          6,272,872 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       MORGAN STANLEY AND   Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               COMPANY         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/
                                        ----------------------------------------
                                        Anna K. Jensen, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Macys Retail Holdings Inc.          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         01/10/2012       None                                       YES

2.  Trade Date                                            01/10/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.189 USD       None                                       YES

4.  Price Paid per Unit                                   99.189 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                          MORE THAN 3      Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                      0.65%         Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          201,354 USD      None                                       YES

9.  Total Size of Offering                              545,539,500 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies           7,926,193 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased         CREDIT SUISSE      Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              SECURITIES       affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Macys Retail Holdings Inc.          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         01/10/2012       None                                       YES

2.  Trade Date                                            01/10/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.847 USD       None                                       YES

4.  Price Paid per Unit                                   99.847 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                      0.88%         Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          99,847 USD       None                                       YES

9.  Total Size of Offering                              249,617,500 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          4,707,786 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased         CREDIT SUISSE      Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              SECURITIES       affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Santander Dirve Auto Receivables    Offering Type: US Registered
        Trust

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         01/11/2012       None                                       YES

2.  Trade Date                                            01/11/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                               99.99733 USD      None                                       YES

4.  Price Paid per Unit                                  99.99733 USD      Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                      0.17%         Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                        1,123,970 USD      None                                       YES

9.  Total Size of Offering                             374,989,988 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          25,752,312 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased        CITIGROUP GLOBAL    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               MARKETS         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Santander Dirve Auto Receivables    Offering Type: US Registered
        Trust

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         01/11/2012       None                                       YES

2.  Trade Date                                            01/11/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                               99.99934 USD      None                                       YES

4.  Price Paid per Unit                                  99.99934 USD      Must not exceed #3                         YES

5.  Years of Issuer's Operations                          MORE THAN 3      Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                      0.20%         Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          410,997 USD      None                                       YES

9.  Total Size of Offering                              85,359,437 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies           5,588,963 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased        CITIGROUP GLOBAL    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               MARKETS         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Massachusetts Mutual Life Offering  Type: 144A
        Insurance Company

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        01/11/2012        None                                       YES

2.  Trade Date                                           01/11/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.667 USD        None                                       YES

4.  Price Paid per Unit                                  99.667 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         296,011 USD       None                                       YES

9.  Total Size of Offering                             398,668,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          5,362,085 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       MORGAN STANLEY AND   Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               COMPANY         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Ally Auto Receivables Trust         Offering Type: US Registered
        2012-1 A3

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         01/11/2012       None                                       YES

2.  Trade Date                                            01/11/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                               99.98544 USD      None                                       YES

4.  Price Paid per Unit                                  99.98544 USD      Must not exceed #3                         YES

5.  Years of Issuer's Operations                          MORE THAN 3      Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                      0.25%         Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          708,897 USD      None                                       YES

9.  Total Size of Offering                              464,932,761 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          22,224,786 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased        CITIGROUP GLOBAL    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               MARKETS         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: AmeriCredit Automobile Receivables  Offering Type: US Registered
        Trust 2012-1 A2

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        01/31/2012        None                                       YES

2.  Trade Date                                           01/31/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                              99.99452 USD       None                                       YES

4.  Price Paid per Unit                                 99.99452 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.25%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         395,978 USD       None                                       YES

9.  Total Size of Offering                             366,679,905 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         28,932,414 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Petrobras International Finance     Offering Type: US Registered
        Company

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         02/01/2012       None                                       YES

2.  Trade Date                                            02/01/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                                104.181 USD      None                                       YES

4.  Price Paid per Unit                                   104.181 USD      Must not exceed #3                         YES

5.  Years of Issuer's Operations                          MORE THAN 3      Must be at least three years *             YES

6.  Underwriting Type                                         FIRM         Must be firm                               YES

7.  Underwriting Spread                                      0.30%         Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          416,724 USD      None                                       YES

9.  Total Size of Offering                             2,864,977,500 USD   None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          18,794,252 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       MORGAN STANLEY AND   Must not include Sub-Adviser
    (attach a list of ALL syndicate members)                CO LLC         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES


The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Kimberly-Clark Corporation          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        02/06/2012        None                                       YES

2.  Trade Date                                           02/06/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               98.474 USD        None                                       YES

4.  Price Paid per Unit                                  98.474 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         66,962 USD        None                                       YES

9.  Total Size of Offering                             295,422,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          3,626,797 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased      MORGAN STANLEY AND    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               COMPANY         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Aflac Inc                           Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        02/08/2012        None                                       YES

2.  Trade Date                                           02/08/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                                99.82 USD        None                                       YES

4.  Price Paid per Unit                                   99.82 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.65%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         465,161 USD       None                                       YES

9.  Total Size of Offering                             349,370,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          4,666,585 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       GOLDMAN SACHS AND    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               COMPANY         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES


The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: The Bank of Tokyo-Mitsubishi UFJ    Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         02/14/2012       None                                       YES

2.  Trade Date                                            02/14/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.944 USD       None                                       YES

4.  Price Paid per Unit                                   99.944 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                          MORE THAN 3      Must be at least three years *             YES

6.  Underwriting Type                                         FIRM         Must be firm                               YES

7.  Underwriting Spread                                      0.35%         Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          784,560 USD      None                                       YES

9.  Total Size of Offering                              999,440,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          13,271,564 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       MORGAN STANLEY AND   Must not include Sub-Adviser
    (attach a list of ALL syndicate members)                COMPANY        affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: BHP Billiton Finance (USA)          Offering Type: US Registered
        Limited

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         02/21/2012       None                                       YES

2.  Trade Date                                            02/21/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.728 USD       None                                       YES

4.  Price Paid per Unit                                   99.728 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                          MORE THAN 3      Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                      0.35%         Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          110,698 USD      None                                       YES

9.  Total Size of Offering                             1,246,600,000 USD   None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          22,395,917 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: BHP Billiton Finance (USA)          Offering Type: US Registered
        Limited

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        02/21/2012        None                                       YES

2.  Trade Date                                           02/21/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.258 USD        None                                       YES

4.  Price Paid per Unit                                  99.258 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         294,774 USD       None                                       YES

9.  Total Size of Offering                             982,580,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          3,358,458 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Phillips Electronics NV             Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/05/2012        None                                       YES

2.  Trade Date                                           03/05/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.545 USD        None                                       YES

4.  Price Paid per Unit                                  99.545 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         603,243 USD       None                                       YES

9.  Total Size of Offering                             995,450,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         18,641,792 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased         DEUTSCHE BANK      Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              SECURITIES       affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica  Core Bond               Security Description: Corporate Bond

Issuer: Progress Energy Inc                 Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/05/2012        None                                       YES

2.  Trade Date                                           03/05/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.631 USD        None                                       YES

4.  Price Paid per Unit                                  99.631 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.65%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         155,424 USD       None                                       YES

9.  Total Size of Offering                             448,339,500 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         11,215,462 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Commonwealth Bank of Australia      Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/05/2012        None                                       YES

2.  Trade Date                                           03/05/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.929 USD        None                                       YES

4.  Price Paid per Unit                                  99.929 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.30%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         529,624 USD       None                                       YES

9.  Total Size of Offering                            1,998,580,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         13,640,309 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       MORGAN STANLEY AND   Must not include Sub-Adviser
    (attach a list of ALL syndicate members)             CORPORATION       affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: DIRECTV Holdings LLC and DIRECTV    Offering Type: 144A
        Financing Co

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/05/2012        None                                       YES

2.  Trade Date                                           03/05/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.958 USD        None                                       YES

4.  Price Paid per Unit                                  99.958 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         909,618 USD       None                                       YES

9.  Total Size of Offering                            1,499,370,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          8,546,409 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)          BOFA MERRILL LYNCH   affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Phillips 66                         Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/07/2012        None                                       YES

2.  Trade Date                                           03/07/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.763 USD        None                                       YES

4.  Price Paid per Unit                                  99.763 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.55%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         129,692 USD       None                                       YES

9.  Total Size of Offering                            1,995,260,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         27,597,439 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased         CREDIT SUISSE      Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              SECURITIES       affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Phillips 66                         Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/07/2012        None                                       YES

2.  Trade Date                                           03/07/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.982 USD        None                                       YES

4.  Price Paid per Unit                                  99.982 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.48%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         160,971 USD       None                                       YES

9.  Total Size of Offering                            1,499,730,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         19,954,408 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased         CREDIT SUISSE      Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              SECURITIES       affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: ERAC USA Finance Company            Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/12/2012        None                                       YES

2.  Trade Date                                           03/12/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.716 USD        None                                       YES

4.  Price Paid per Unit                                  99.716 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         444,222 USD       None                                       YES

9.  Total Size of Offering                             296,148,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         12,204,259 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)          RBS SECURITIES INC   affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: ERAC USA Finance Company            Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/12/2012        None                                       YES

2.  Trade Date                                           03/12/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.972 USD        None                                       YES

4.  Price Paid per Unit                                  99.972 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.60%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         64,982 USD        None                                       YES

9.  Total Size of Offering                             299,916,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          4,563,722 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)          RBS SECURITIES INC   affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Nordea Bank AB                      Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/14/2012        None                                       YES

2.  Trade Date                                           03/14/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.926 USD        None                                       YES

4.  Price Paid per Unit                                  99.926 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.35%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                        1,069,208 USD      None                                       YES

9.  Total Size of Offering                            1,748,705,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         30,777,208 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased        GOLDMAN SACHS AND   Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              COMPANY          affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Capital One Financial Corporation   Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         03/21/2012       None                                       YES

2.  Trade Date                                            03/21/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.916 USD       None                                       YES

4.  Price Paid per Unit                                   99.916 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.25%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         399,664 USD       None                                       YES

9.  Total Size of Offering                            1,248,950,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          4,496,220 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        WELLS FARGO ADVISORS   affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Weatherford International Ltd.      Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         03/30/2012       None                                       YES

2.  Trade Date                                            03/30/2012       Must be the same as #1                     YES

3.  Unit Price of Offering                                99.291 USD       None                                       YES

4.  Price Paid per Unit                                   99.291 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                    0.88%           Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                        104,256 USD        None                                       YES

9.  Total Size of Offering                            546,100,500 USD      None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         2,304,544 USD       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased      MORGAN STANLEY AND    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              COMPANY          affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Long/Short Strategy      Security Description: Common Stock

Issuer: Simon Property Group, Inc.          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         03/9/2012        None                                       YES

2.  Trade Date                                            03/9/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               137.00 USD        None                                       YES

4.  Price Paid per Unit                                  137.00 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     $4.11          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         161,660 USD       None                                       YES

9.  Total Size of Offering                            1,164,500,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         43,524,900 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)          BOFA MERRILL LYNCH   affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Long/Short Strategy      Security Description: Common Stock

Issuer: The Williams Companies, Inc.        Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/30/2012        None                                       YES

2.  Trade Date                                           03/30/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                                30.59 USD        None                                       YES

4.  Price Paid per Unit                                   30.59 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     $0.92          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         55,062 USD        None                                       YES

9.  Total Size of Offering                             795,340,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         22,575,420 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)          BARCLAYS BANK PLC    affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Apache Corporation                  Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        04/03/2012        None                                       YES

2.  Trade Date                                           04/03/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.661 USD        None                                       YES

4.  Price Paid per Unit                                  99.661 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.65%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         151,485 USD       None                                       YES

9.  Total Size of Offering                            1,096,271,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          4,574,440 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased       GOLDMAN SACHS AND    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               COMPANY         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Apache Corporation                  Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        04/03/2012        None                                       YES

2.  Trade Date                                           04/03/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.725 USD        None                                       YES

4.  Price Paid per Unit                                  99.725 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         267,263 USD       None                                       YES

9.  Total Size of Offering                            1,495,875,000 USD    None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         26,740,262 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased        CITIGROUP GLOBAL    Must not include Sub-Adviser
    (attach a list of ALL syndicate members)               MARKETS         affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Pacific Gas & Electric              Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        04/11/2012        None                                       YES

2.  Trade Date                                           04/11/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.491 USD        None                                       YES

4.  Price Paid per Unit                                  99.491 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         166,150 USD       None                                       YES

9.  Total Size of Offering                             397,964,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          9,792,899 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)         WELLS FARGO ADVISORS  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: Lowe's Companies Inc.               Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        04/16/2012        None                                       YES

2.  Trade Date                                           04/16/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.584 USD        None                                       YES

4.  Price Paid per Unit                                  99.584 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.88%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         441,157 USD       None                                       YES

9.  Total Size of Offering                             746,880,000 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         29,888,146 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased           US BANCORP       Must not include Sub-Adviser
    (attach a list of ALL syndicate members)             INVESTMENTS       affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Core Bond                Security Description: Corporate Bond

Issuer: BMW Vehicle Lease Trust             Offering Type: US Registered
        2012 - 1 A3

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        04/18/2012        None                                       YES

2.  Trade Date                                           04/18/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.9843 USD       None                                       YES

4.  Price Paid per Unit                                  99.9843 USD       Must not exceed #3                         YES

5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     0.25%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         310,951 USD       None                                       YES

9.  Total Size of Offering                             339,946,620 USD     None                                       YES

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         13,297,912 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)           BARCLAYS CAPITAL    affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Anna K. Jensen, Vice President
                                         J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Global Allocation        Security Description: Corporate Bond

Issuer: Post Holdings Inc.                  Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         1/27/2012        None                                       N/A

2.  Trade Date                                            1/27/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               100.00 USD        None                                       N/A

4.  Price Paid per Unit                                  100.00 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                             > 3           Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     1.50%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         70,000 USD        None                                       N/A

9.  Total Size of Offering                             775,000,000 USD     None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         30,000,000 USD      25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)        BARCLAYS CAPITAL INC.  affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Global Allocation        Security Description: Corporate Bond

Issuer: Phillips 66                         Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         3/07/2012        None                                       N/A

2.  Trade Date                                            3/07/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                               99.982 USD        None                                       N/A

4.  Price Paid per Unit                                  99.982 USD        Must not exceed #3                         YES

5.  Years of Issuer's Operations                            > 3            Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                    0.475%          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         28,000 USD        None                                       N/A

9.  Total Size of Offering                            1,500,000,000 USD    None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies         148,209,000 USD     25% **                                     YES

11. Underwriter(s) from whom the Fund purchased         CREDIT SUISSE      Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            SECURITIES LLC     affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Morgan Stanley           Security Description: Common Stock
      Mid-Cap Growth

Issuer: Groupon, Inc.                       Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        11/03/2011        None                                       N/A

2.  Trade Date                                           11/03/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $20.00          None                                       N/A

4.  Price Paid per Unit                                    $20.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                             3+            Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     $1.20          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          $730,280         None                                       N/A

9.  Total Size of Offering                              $700,000,000       None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies           $50,000,000       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            GOLDMAN SACHS      affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Morgan Stanley           Security Description: Common Stock
      Mid-Cap Growth

Issuer: LinkedIn Corporation                Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        11/16/2011        None                                       N/A

2.  Trade Date                                           11/16/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $71.00          None                                       N/A

4.  Price Paid per Unit                                    $71.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                              3+           Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                    $2.059          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          $654,975         None                                       N/A

9.  Total Size of Offering                              $621,250,000       None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies           $58,800,000       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              JP MORGAN        affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Morgan Stanley           Security Description: Common Stock
      Mid-Cap Growth

Issuer: Nexon Co. Ltd                       Offering Type: Eligible Foreign

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        12/05/2011        None                                       N/A

2.  Trade Date                                           12/05/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                              JPY 1,300.00       None                                       N/A

4.  Price Paid per Unit                                 JPY 1,300.00       Must not exceed #3                         YES

5.  Years of Issuer's Operations                              3+           Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                   JPY 54.60        Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          $767,070         None                                       N/A

9.  Total Size of Offering                             $1,171,035,723      None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          $100,231,303       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)          NOMURA SECURITIES    affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Portfolio Manager

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Morgan Stanley           Security Description: Common Stock
      Mid-Cap Growth

Issuer: Zynga Inc.                          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        12/15/2011        None                                       N/A

2.  Trade Date                                           12/15/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $10.00          None                                       N/A

4.  Price Paid per Unit                                    $10.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                              3+           Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                    $0.359          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         $1,479,510        None                                       N/A

9.  Total Size of Offering                             $1,000,000,000      None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          $100,000,000       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            GOLDMAN SACHS      affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                            YES            Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Portfolio Manager

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Growth Opportunities     Security Description: Common Stock

Issuer: Groupon, Inc.                       Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        11/03/2011        None                                       N/A

2.  Trade Date                                           11/03/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $20.00          None                                       N/A

4.  Price Paid per Unit                                    $20.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                              3+           Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                     $1.20          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          $950,780         None                                       N/A

9.  Total Size of Offering                              $700,000,000       None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies           $50,000,000       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            GOLDMAN SACHS      affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Growth Opportunities     Security Description: Common Stock

Issuer: LinkedIn Corporation                Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        11/16/2011        None                                       N/A

2.  Trade Date                                           11/16/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $71.00          None                                       N/A

4.  Price Paid per Unit                                    $71.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                             3+            Must be at least three years *             YES

6.  Underwriting Type                                       FIRM           Must be firm                               YES

7.  Underwriting Spread                                    $2.059          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          $928,893         None                                       N/A

9.  Total Size of Offering                              $621,250,000       None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies           $56,800,000       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)              JP Morgan        affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                            YES            Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Growth Opportunities     Security Description: Common Stock

Issuer: Zynga Inc.                          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        12/15/2011        None                                       N/A

2.  Trade Date                                           12/15/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $10.00          None                                       N/A

4.  Price Paid per Unit                                    $10.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                              3+           Must be at least three years *             YES

6.  Underwriting Type                                       FIRM           Must be firm                               YES

7.  Underwriting Spread                                    $0.359          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         $1,912,460        None                                       N/A

9.  Total Size of Offering                             $1,000,000,000      None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          $100,000,000       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            GOLDMAN SACHS      affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                            YES            Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Portfolio Manager

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Growth Opportunities     Security Description: Common Stock

Issuer: Zynga Inc.                          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                         3/28/2012        None                                       N/A

2.  Trade Date                                            3/28/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $12.00          None                                       N/A

4.  Price Paid per Unit                                    $12.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                             3+            Must be at least three years *             YES

6.  Underwriting Type                                       FIRM           Must be firm                               YES

7.  Underwriting Spread                                     $0.36          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         $1,600,584        None                                       N/A

9.  Total Size of Offering                              $515,629,836       None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies           $51,600,000       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            GOLDMAN SACHS      affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Portfolio Manager

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Capital Growth           Security Description: Common Stock

Issuer: Groupon, Inc.                       Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        11/03/2011        None                                       N/A

2.  Trade Date                                           11/03/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $20.00          None                                       N/A

4.  Price Paid per Unit                                    $20.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                              3+           Must be at least three years *             YES

6.  Underwriting Type                                       FIRM           Must be firm                               YES

7.  Underwriting Spread                                     $1.20          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         $1,570,260        None                                       N/A

9.  Total Size of Offering                              $700,000,000       None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          $50,000,000        25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            GOLDMAN SACHS      affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Capital Growth           Security Description: Common Stock

Issuer: LinkedIn Corporation                Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        11/16/2011        None                                       N/A

2.  Trade Date                                           11/16/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $71.00          None                                       N/A

4.  Price Paid per Unit                                    $71.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                             3+            Must be at least three years *             YES

6.  Underwriting Type                                       FIRM           Must be firm                               YES

7.  Underwriting Spread                                    $2.059          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         $2,050,622        None                                       N/A

9.  Total Size of Offering                              $621,250,000       None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          $56,800,000        25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            JP MORGAN          affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                           YES             Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Capital Growth           Security Description: Common Stock

Issuer: Zynga Inc.                          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        12/15/2011        None                                       N/A

2.  Trade Date                                           12/15/2011        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $10.00          None                                       N/A

4.  Price Paid per Unit                                    $10.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                             3+            Must be at least three years *             YES

6.  Underwriting Type                                      FIRM            Must be firm                               YES

7.  Underwriting Spread                                    $0.359          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         $3,622,390        None                                       N/A

9.  Total Size of Offering                              $1,000,000,000     None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies          $100,000,000       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            GOLDMAN SACHS      affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Portfolio Manager

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Capital Growth           Security Description: Common Stock

Issuer: Zynga Inc.                          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/28/2012        None                                       N/A

2.  Trade Date                                           03/28/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $12.00          None                                       N/A

4.  Price Paid per Unit                                    $12.00          Must not exceed #3                         YES

5.  Years of Issuer's Operations                             3             Must be at least three years *             YES

6.  Underwriting Type                                       FIRM           Must be firm                               YES

7.  Underwriting Spread                                     $0.36          Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                         $1,992,828        None                                       N/A

9.  Total Size of Offering                              $515,629,836       None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies           $51,600,000       25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            GOLDMAN SACHS      affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                            YES            Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Portfolio Manager

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Small  Company Growth    Security Description: Common Stock

Issuer: XPO Logistics Inc.                  Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------------  ---------------------  ------------------------------------  -------------
1.  Offering Date                                        03/14/2012        None                                       N/A

2.  Trade Date                                           03/14/2012        Must be the same as #1                     YES

3.  Unit Price of Offering                                 $15.75          None                                       N/A

4.  Price Paid per Unit                                    $15.75          Must not exceed #3                         YES

5.  Years of Issuer's Operations                              3+           Must be at least three years *             YES

6.  Underwriting Type                                        FIRM          Must be firm                               YES

7.  Underwriting Spread                                    $0.7875         Sub-Adviser determination to be made       YES

8.  Total Price paid by the Fund                          $642,994         None                                       N/A

9.  Total Size of Offering                              $126,000,000       None                                       N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the same                         #10 divided by #9 must not exceed
    Sub-Adviser for other investment companies           $6,300,000        25% **                                     YES

11. Underwriter(s) from whom the Fund purchased                            Must not include Sub-Adviser
    (attach a list of ALL syndicate members)            DEUTSCHE BANK      affiliates ***                             YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                            YES            Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                         /s/
                                         ---------------------------------------
                                         Portfolio Manager

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.